SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

GRAN TIERRA ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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GRAN TIERRA ENERGY INC.
300, 625-11th Avenue S.W.
Calgary, Alberta T2R 0E1 Canada
(403) 265-3221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 28, 2011

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GRAN TIERRA ENERGY INC., a Nevada corporation (“Gran Tierra”).  The meeting will be held on Tuesday, June 28, 2011 at 3:00 p.m. (Calgary time) at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5, Canada for the following purposes:

1.	To elect the Board of Directors’ seven nominees for director to serve until the next annual meeting and their successors are duly elected and qualified.

2.	To approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement.

3.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.

4.
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2011.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is April 29, 2011.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on
June 28, 2011 at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5 Canada

The proxy statement and annual report to stockholders
are available at www.proxyvote.com and https://materials.proxyvote.com/38500t

By Order of the Board of Directors

/s/ Martin Eden
Martin Eden
Chief Financial Officer

CALGARY, ALBERTA
May 2, 2011

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote by telephone or over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

GRAN TIERRA ENERGY INC.
300, 625-11th Avenue S.W.
Calgary, Alberta T2R 0E1 Canada
(403) 265-3221

PROXY STATEMENT
FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

June 28, 2011

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc. (“Gran Tierra”) is soliciting your proxy to vote at the 2011 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting.  You are invited to attend the annual meeting to vote on the proposals described in this Proxy Statement.  However, you do not need to attend the annual meeting to vote your shares.  Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.  See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet.  We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report to stockholders.   We intend that our stockholders who hold their stock in “street name” will receive a Notice of Internet Availability of Proxy Materials (the “Notice”).  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials on or about May 11, 2011 to all stockholders of record entitled to vote at the annual meeting.  We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about that same date.

Will I receive any other proxy materials by mail?

If you are sent a Notice, you may be sent a proxy card, along with a second Notice, on or after May 21, 2011.

How do I attend the annual meeting?

The meeting will be held on Tuesday, June 28, 2011 at 3:00 p.m. (Calgary time) at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5 Canada. Directions to the annual meeting may be found at www.grantierra.com. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 29, 2011 will be entitled to vote at the annual meeting.  On this record date, there were 260,253,351 shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock.  On the record date, the one share of Special A Voting Stock was entitled to 7,811,112 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy Inc., an Alberta corporation (“Gran Tierra Canada”), and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”).  On the record date, the one share of Special B Voting Stock was entitled to 8,998,069 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra (the “Solana Exchangeable Shares” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

Stockholders of Record: Shares Registered in Your Name

If on April 29, 2011 your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.  As a stockholder of record, you may vote in person at the annual meeting or vote by proxy.  Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy mailed to you or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 29, 2011 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Goldstrike Exchangeable Shares and the Voting Exchange and Support Agreement dated November 10, 2005 (the “Goldstrike Voting Exchange Agreement”) among Goldstrike Inc., 1203647 Alberta Inc., Gran Tierra Goldstrike Inc. and Olympia Trust Company (the “Goldstrike Trustee”).  The Goldstrike Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Goldstrike Voting Exchange Agreement, holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to vote their Goldstrike Exchangeable Shares.  The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the one share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares.  Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra Goldstrike Inc. as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Solana Exchangeable Shares and the Voting and Exchange Trust Agreement dated November 14, 2008 (the “Solana Voting Exchange Agreement”) among Gran Tierra, Gran Tierra Exchangeco Inc. and Computershare Trust Company of Canada (the “Solana Trustee”). The Solana Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Solana Voting Exchange Agreement, holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to vote their Solana Exchangeable Shares.  The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the one share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares.  Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra Exchangeco Inc. as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

If on April 29, 2011 your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of instructing your Trustee as to how to vote your Exchangeable Shares.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your Trustee as to how to vote your Exchangeable Shares.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of the Board’s seven nominees for director to serve until the next annual meeting and their successors are duly elected and qualified;

•	Advisory approval of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules;

•	Advisory indication of the preferred frequency of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers; and

•	Ratification of selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2011.

 What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify.  With regard to your advisory vote on how frequently we should solicit stockholder advisory approval of executive compensation, you may vote for  any one of  the following: one year, two years or three years, or you may abstain from voting on that matter. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.  Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the annual meeting and vote in person even if you have already voted by proxy.

➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

➢
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided.  If you return your signed proxy card to us by 11:59 p.m. Eastern Time on June 27, 2011, we will vote your shares as you direct.

➢
To vote over the telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the company number and control number from the Notice.  Your vote must be received by 11:59 p.m. Eastern Time on June 27, 2011 to be counted.

➢
To vote on the internet, go to http://www.proxyvote.com to complete an electronic proxy card.  You will be asked to provide the company number and control number from the Notice.  Your vote must be received by 11:59 p.m. Eastern Time on June 27, 2011 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.  If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received voting instructions with these proxy materials from the Goldstrike Trustee, which is the holder of the one share of Special A Voting Stock.  Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information.  Instruments of proxy must be received by Olympia Trust Company, located at 2300, 125 - 9th Avenue S.E., Calgary, Alberta, T2G OP6, Canada, by 11:59 p.m. Calgary Time on June 24, 2011, or not less than 48 hours before the time for the holding of or any adjournment of the annual meeting.  Follow the directions on the voting instruction form, which includes how voting instructions may be sent by facsimile transmission.

If you are a holder of record of Solana Exchangeable Shares, you should have received voting instructions with these proxy materials from the Solana Trustee, which is the holder of the one share of Special B Voting Stock.  Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, 600, 530 - 8th Avenue S.W. Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. Eastern Time on June 24, 2011 or not less than 48 hours before the time for the holding of or any adjournment of the annual meeting.  Follow the directions on the voting instruction form.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide telephone and internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 29, 2011. In addition, you have one vote for each Exchangeable Share held as of April 29, 2011, which are represented by the one share of Special A Voting Stock and one share of Special B Voting Stock of Gran Tierra, as applicable.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the advisory approval of executive compensation, “For” three years as the preferred frequency of advisory votes to approve executive compensation and “For” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011.  If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What if I am a holder of Exchangeable Shares and return a voting election but do not make specific choices?

If you return a signed and dated voting election without marking voting selections, your shares will not be voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees and Eagle Rock Proxy Advisors may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but Eagle Rock Proxy Advisors will be paid its customary fee of approximately $5,500 plus out-of-pocket expenses if it solicits proxies for Gran Tierra.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the annual meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date, or vote again by telephone or over the internet;

➢	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Secretary at 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada; or

➢	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 12, 2012 to David Hardy at 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada;  provided, however, that if our 2012 annual meeting of stockholders is held before May 29, 2012 or after July 28, 2012, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2012 annual meeting of stockholders.  If you wish to submit a proposal that is not to be included in Gran Tierra’s proxy materials next year or to nominate a director next year, you must do so between March 30, 2012 and April 29, 2012, unless our 2012 annual meeting of stockholders is not held between May 29, 2012 and August 27, 2012, in which case notice must be delivered to Gran Tierra not earlier than the 90th day prior to the 2012 annual meeting and not later than the later of the 60th day prior to the 2012 annual meeting or the 10th day following the day on which Gran Tierra makes its first public announcement of the 2012 annual meeting date. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; with respect to the proposal regarding frequency of stockholder advisory votes to approve executive compensation, votes for frequencies of one year, two years or three years, abstentions and broker non-votes; and, with respect to other proposals,  votes  “For” and “Against,” abstentions and, if applicable, broker non-votes.   Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested) and, for the first time, under a new amendment to the NYSE rules, executive compensation, including  the advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation.  Proposals 1, 2 and 3 are all “non-routine” matters, and Proposal 4 is a “routine” matter.

How many votes are needed to approve each proposal?

➢
Proposal No. 1, the election of directors:  the seven nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected.  Only votes “For” will affect the outcome.

➢
Proposal No. 2, advisory approval of  the compensation of Gran Tierra’s named executive officers:  will be approved if it receives “For” votes from the holders of  a majority of shares either present in person or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

➢
For Proposal No. 3, the advisory vote on the frequency of stockholder advisory votes on executive compensation:  the frequency receiving the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the annual meeting will be considered the frequency preferred by the stockholders.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  Broker non-votes will have no effect.

➢
Proposal 4, the ratification of the selection of Deloitte & Touche LLP as Gran Tierra’s independent registered public accounting firm for fiscal year ending December 31, 2011:  will be approved if it receives more “For” votes than “Against” votes.  Abstentions will have the same effect as “Against” votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes are present at the annual meeting in person or represented by proxy.  On the record date, there were 277,062,532 votes that could be cast.  Those votes were represented by 260,103,351 shares of common stock outstanding and entitled to vote and 16,809,181 shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock.  Thus, holders of outstanding shares representing at least 138,531,267 votes must be present in person or represented by proxy at the  annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the Chairman of the annual meeting or the holders of a majority of shares present at the annual meeting in person or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the  annual meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement and annual report to stockholders are available at www.proxyvote.com, https://materials.proxyvote.com and www.grantierra.com.

Proposal 1

Election Of Directors

Gran Tierra’s Board consists of seven directors.  There are seven nominees for director this year.  Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.  Each of the nominees listed below, except for Mr. Gerald Macey, is currently a director of Gran Tierra who was previously elected by the stockholders.  Mr. Macey was recommended for election to Gran Tierra’s Board by Mr. Jeffrey Scott, the Chairman of the Board of Directors and a non-management director of Gran Tierra.  It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting.  Six out of the seven directors attended the 2010 Annual Meeting of Stockholders (Mr. Macey did not attend, as he was not yet a director or a nominee for director at the time).

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.  The seven nominees receiving the highest number of affirmative votes will be elected.  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below.  If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra.  Each person nominated for election has agreed to serve if elected.  Gran Tierra’s management has no reason to believe that any nominee will be unable to serve.

Nominees

The following is a brief biography of each nominee for director, his age on April 15, 2011, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person for reelection as a director, as of the date of this proxy statement.

Name	Age	Position Held With Gran Tierra

Dana Coffield	52	President and Chief Executive Officer; Director
Jeffrey J. Scott	48	Chairman of the Board of Directors
Ray Antony	59	Director
Verne Johnson	67	Director
Nicholas G. Kirton	66	Director
Gerald Macey	65	Director
J. Scott Price	48	Director

Dana Coffield, President, Chief Executive Officer and Director.

Prior to joining Gran Tierra Energy in May 2005, Mr. Coffield was Vice President of the Middle East Business Unit for EnCana Corporation, responsible for business development, exploration operations, commercial evaluations, government and partner relations, planning and budgeting, environment/health/safety, security and management of several overseas operating offices.  He held various senior management positions for EnCana’s predecessor, Alberta Energy Company, including petroleum exploration operations in five countries.  Mr. Coffield was previously with ARCO International for ten years, where he participated in exploration and production operations in North Africa, Southeast Asia and Alaska.  He graduated from the University of South Carolina with an MSc and PhD in Geology and holds a BSc in Geological Engineering from the Colorado School of Mines.  Mr. Coffield is also a member of the AAPG and the CSPG, and is a Fellow of the Explorers Club.
Jeffrey J. Scott, Chairman of the Board of Directors.

Mr. Scott has served as Chairman of our Board of Directors since January 2005.  Since 2001, Mr. Scott has served as President of Postell Energy Co. Ltd., a privately held oil and gas producing company.  He has extensive oil and gas management experience, beginning as a production manager of Postell Energy Co. Ltd in 1985 advancing to President in 2001.  Mr. Scott is also currently a Director of Essential Energy Services Trust, Tuscany International Drilling Inc., Petromanas Energy Inc., and Gallic Energy Ltd. Mr. Scott will not stand for re-election of Essential Energy Services and his term will end in May 2011. He was previously a director of Suroco Energy, Inc., VGS Seismic Canada Inc., High Plains Energy Inc., Saxon Energy Services Inc. and Galena Capital Corp., all of which are publicly-traded companies.  Mr. Scott holds a Bachelor of Arts degree from the University of Calgary, and a Masters of Business Administration from California Coast University.  The Nominating and Corporate Governance Committee recommended Mr. Scott for reelection because of his demonstrated leadership value and experience which includes 27 years of experience in the oil and gas industry, financial oversight responsibilities and public company reporting requirements.

Ray Antony, Director.

Mr. Antony has served as a director since November 14, 2008 when he was designated by Solana to serve on the Board of Gran Tierra pursuant to the Arrangement Agreement, dated July 28, 2008 and last amended on October 9, 2008, by and between Gran Tierra, Gran Tierra Exchangeco Inc., and Solana (the “Arrangement Agreement”), which resulted in Solana’s combination with Gran Tierra.  Prior to the combination, Mr. Antony was the Chairman of Solana’s board of directors.  Mr. Antony has been a Chartered Accountant for more than thirty years.  Mr. Antony is currently an independent business man and holds various director roles with public companies and sits on numerous boards as a director, including Eaglewood Energy Ltd., Canyon Services Group Inc., Birch Lake Capital Inc., Blackhawk Resources Corp, Paramax Resources Ltd. and Standard Exploration Ltd., all of which are Canadian public companies.  Mr. Antony was the President of Varenna Energy Ltd., a private oil and gas company, from January 2008 until July 2010.  From January 2004 to September 2006, Mr. Antony was the President of Breakside Energy Ltd., a private oil and gas exploration and production company.  Prior to that time, Mr. Antony was President of Resolution Resources Ltd., a public oil and gas exploration and production company starting October 2001.  Mr. Antony has obtained significant financial experience and exposure to accounting and financial issues as a director and audit committee member of a number of public companies including Eaglewood Energy Ltd., Sienna Gold Inc., Canyon Services Group Inc., Cobalt Energy Ltd., Birch Lake Capital Inc., Paramax Resources Ltd., First Calgary Petroleums Ltd., Sherwood Copper Corporation, Wellco Energy Services Trust, Glamis Resources Ltd., Velo Energy Inc. and Blackhawk Resource Corporation.  The Nominating and Corporate Governance Committee recommended Mr. Antony for reelection because of his demonstrated leadership value enhanced by extensive oil and gas experience and strong relationships with Gran Tierra and Solana.  In addition, Mr. Antony is a Chartered Accountant and over the last 20 years has sat on the boards of directors of a number of publicly traded companies with international oil and gas operations in Argentina, Algeria and Papua New Guinea.

Verne Johnson, Director.

Mr. Johnson has served as a director since January 2005.  Starting with Imperial Oil Limited in 1966, he has spent his entire career in the petroleum industry, primarily in western Canada, contributing to the growth of oil and gas companies of various sizes.  He worked with Imperial Oil Limited until 1981 (including two years with Exxon Corporation in New York from 1977 to 1979).  From 1981 to 2002, Mr. Johnson served in senior capacities with various companies, achieving the positions of President of Paragon Petroleum Ltd., President and CEO of ELAN Energy Inc., and Senior Vice President of Enerplus Resources Group.  Mr. Johnson retired in February 2002.  Mr. Johnson is currently a director of Fort Chicago Energy Partners LP and US Oil Sands Inc. (formerly Earth Energy), and chairman of Petromanas Energy Inc.  Mr. Johnson was previously a director of Essential Energy Services Trust, Harvest Energy Trust, Blue Mountain Energy, Mystique Energy and Suroco Energy Inc., all publicly traded companies.  Mr. Johnson received a Bachelor of Science degree in Mechanical Engineering from the University of Manitoba in 1966.  He is currently president of his private family company, KristErin Resources Inc.     The Nominating and Corporate Governance Committee recommended Mr. Johnson for reelection because of his demonstrated leadership value and extensive experience as CEO of a number of public companies over 25 years, complemented by his professional certification as Graduate Engineer and over 40 years of experience in the oil and gas industry.  Mr. Johnson has held leadership roles which included financial oversight and he has actively supervised various financial reporting processes.

Nicholas G. Kirton, Director.

Mr. Kirton has served as a director since March 27, 2008.  Mr. Kirton is a Chartered Accountant and former KPMG partner who retired in 2004 after a thirty-eight year career at KPMG.  He is currently a director of Canexus Income Fund, Grand Cache Coal Corporation, Essential Energy Services, and the Canadian Investor Protection Fund and was previously a director for Builders Energy Services, Result Energy Inc., and Innicor Subsurface Technologies Inc.  In addition, he is a member of the Board of Governors and Audit Committee Vice Chair of the University of Calgary and is a member of the Education and Qualifications Committee of the Canadian Institute of Chartered Accountants.  Mr. Kirton received a Bachelor of Science (Mathematics and Physics) in 1966 from Bishop’s University, his Chartered Accountant designation in Quebec in 1969 and was named a Fellow of the Chartered Accountants (FCA) in Alberta in 1996, and in 2006 received the designation of ICD.D from the Institute of Corporate Directors   The Nominating and Corporate Governance Committee recommended Mr. Kirton for re-election because of his demonstrated leadership value and substantial financial leadership expertise stemming from his 38-year career in the Audit Practice of KPMG LLP (“KPMG”), including 28 years as a partner with KPMG.  In addition, since his retirement from KPMG in 2004, he has had substantial experience on other public company boards of directors and audit committees.  He is a Fellow of the Chartered Accountants (FCA) and a graduate of the Institute of Corporate Directors’ Directors Education Program.

Gerald Macey, Director.

Mr. Macey served as a director since August 19, 2010. Mr. Macey’s professional career started as a geologist with Gulf Canada Resources and Gulf Oil Corporation in the United Kingdom, which was followed by BP Resources Canada, Pan Canadian Petroleum (from 1999 to 2002) and ultimately Encana Corporation (from 2002 to 2004), where he served as President, International New Ventures Exploration Division and Executive Vice President. Mr. Macey has sat on numerous domestic and international boards of directors, including most recently Addax Petroleum Corporation and Verenex Energy Corporation, and is currently on the boards of Andora Energy and Pan Orient Energy Corporation. Mr. Macey is currently a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta, Canadian Society of Petroleum Geologists and the American Association of Petroleum Geologists. He was awarded the Stanley Slipper Gold Medal, the most prestigious award of the Canadian Society of Petroleum Geologists, for outstanding contribution to petroleum exploration in Canada, in 2005, and the Minerals Management Service Corporate Leadership Award, for exemplary leadership of the McCovey exploration project in the Beaufort Sea Outer Continental Shelf, in 2003. Mr. Macey received a Bachelors degree in Geotechnical Science from Concordia University and a Masters of Science in Geology from Carleton University. The Nominating and Corporate Governance Committee recommended Mr. Macey for election as a director because Mr. Macey has over 38 years of experience in the petroleum industry, including exploration and development expertise in basins around the world.

J. Scott Price, Director.

Mr. Price has served as a director since November 14, 2008, when he was designated by Solana to serve on the Board of Gran Tierra pursuant to the Arrangement Agreement, which resulted in Solana’s combination with Gran Tierra.  From October 2006 to November 14, 2008, he was the President and CEO of Solana.  Mr. Price was previously the Founder, President and CEO of Breakaway Energy, Inc., a private international resource company, which was taken over by Solana.  Mr. Price is currently the President & Director of Prospect International Inc., an investment company and a Director of Marsa Energy Inc., an international oil and gas exploration and production company, both private companies.  Mr. Price is currently a director of Blackhawk Resource Corp., a publicly traded company.  Mr. Price has over 27 years of diverse global oil and gas experience in North and South America, Europe, Africa, Middle East and the former Soviet Union.  He has been a founder, director and/or officer of a number of internationally focused public and private companies including Aventura Energy Inc. and Ocelot International Inc.  Mr. Price holds a Bachelor of Science degree in Chemical Engineering and a Masters of Business Administration both from the University of Calgary. The Nominating and Corporate Governance Committee recommended Mr. Price for reelection because of his demonstrated leadership value and broad experience as CEO of a number of internationally focused oil and gas public companies, including Solana Resources Limited, complemented by his professional certification as a Chemical Engineer.  Mr. Price has over 27 years of public and private company experience in the oil and gas industry in both start up and mature organizations, and holds an MBA, which enhances his business oversight capabilities.

Other Information

Jeffrey J. Scott entered into a settlement agreement with the Alberta Securities Commission (ASC) on February 6, 2009 with respect to allegations that Mr. Scott, along with certain other directors of High Plains Energy Inc. (“High Plains”) acted contrary to the public interest in connection with their inadequate rectification of incorrect production information disclosed to the public in press releases issued by High Plains between July 2005 and January 2006. Mr. Scott admitted that he had acted contrary to the public interest by failing to: (i) disclose High Plains’ actual production for the period of July to November 2005, with comparative references to the untrue figures disclosed for those months in the press releases disseminated during that period; (ii) compare the actual production rates for December 2005 and January 2006 with the untrue figures disclosed in the press releases for those months; and (iii) ensure that High Plains disclosed in a timely manner that the accuracy of its earlier disclosures of the monthly production was questionable and under review by High Plains. Mr. Scott and each of the other respondents to the settlement agreement were ordered to pay $25,000 to the ASC of which $5,000 was a payment towards investigation costs. The ASC noted in the settlement agreement that Mr. Scott and the other directors were provided with false information by management of High Plains with respect to production levels, and thus had no knowledge of the untrue statements in certain press releases issued by management in late 2005, until January 30, 2006, at the earliest. The ASC also noted that each of the subject directors, upon being made aware of the potential problem with High Plains’ reported production, made substantial efforts and committed significant amount of time in a good faith effort to resolving the problems and determining High Plains’ actual production and noted that none of the subject directors had been previously sanctioned by the Commission, and each cooperated fully with staff in its investigation.

As a result of the above the TSX Venture Exchange (“TSVE”) and the Toronto Stock Exchange (“TSX”) conducted their own reviews as to Mr. Scott’s acceptability to serve as a director or officer of any respective exchange-listed issuer. They determined that Mr. Scott must obtain written approval prior to occupying such post and the TSXV determined that he should complete a half-day workshop “Simplifying Timely Disclosures”, which he successfully completed on April 26, 2010, and further that any TSXV-listed company on whose board he sits implement a written disclosure policy.

Except as described above, our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Gran Tierra follows the listing standards of the NYSE Amex.  As required under the NYSE Amex listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.  The Board consults with Gran Tierra’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the NYSE Amex listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that the following six of seven directors are independent directors within the meaning of the applicable NYSE Amex listing standards: Messrs. Antony, Johnson, Kirton, Macey, Price and Scott.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra.  Dana Coffield, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra.

Board Leadership Structure

Gran Tierra’s Chairman of the Board is an independent director.  The Board of Directors has determined that this leadership structure is an appropriate structure for Gran Tierra because of the added experience and leadership provided to the company from having separate individuals perform the Chairman and Chief Executive Officer function.  Gran Tierra believes that having an independent Chairman of the Board also adds an extra level of independence to the board as a whole, and increases the ability and credibility of the board in its management oversight functions.

Role of the Board in Risk Oversight

Gran Tierra’s management is responsible for assessing the risks facing Gran Tierra and evaluating such risks, and the Board provides an oversight role with respect to risk management.  At the direction of the Board, at each quarterly meeting of the Board management makes a presentation to the Board regarding the higher level risks facing Gran Tierra, as well as the actions being taken to ameliorate these risks.  The Board then gives direction and guidance to management as to the risks presented and the actions proposed, and reassesses at the next quarterly meeting of the Board.

Meetings of the Board of Directors

The Board met 12 times during the last fiscal year as an entire board.  Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the last fiscal year for which he was a director or committee member.  As required under the NYSE Amex listing standards, in fiscal 2010, Gran Tierra’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding Committees of the Board of Directors

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee.  The following table provides membership and meeting information for fiscal year 2010 for each committee of the Board:
Name	Audit	Compensation	Nominating and Corporate Governance	Reserves

Dana Coffield				X
Jeffrey Scott	X		X*
Ray Antony	X	X	X
Walter Dawson**		X	X
Verne Johnson	X	X*		X
Scott Price		X		X*
Nicholas Kirton	X*		X
Gerald Macey***
Total Meetings in fiscal year 2010	6	2	3	1
* Committee Chairperson
** Mr. Dawson resigned as a director effective August 4, 2010.
*** Mr. Macey was appointed to the Board on August 19, 2010.

Below is a description of each committee of the Board.  Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.  The Board has determined that each member of each committee meets the applicable NYSE Amex rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to Gran Tierra.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee Gran Tierra’s corporate accounting and financial reporting processes and audits of its financial statements.  For this purpose, the Audit Committee performs several functions.  The Audit Committee reviews our financial reports and other financial information disclosed to the public, the government and various regulatory bodies, our system of internal accounting, our financial controls, and the annual independent audit of our financial statements.  The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Gran Tierra’s audit engagement team as required by law; reviews and approves or rejects transactions between Gran Tierra and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Gran Tierra regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review Gran Tierra’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including a review of Gran Tierra’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Audit Committee is composed of four directors: Jeffrey Scott, Verne Johnson, Ray Antony and Nicholas Kirton.  The Audit Committee met six times during the fiscal year.  The Audit Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

The Board reviews the NYSE Amex listing standards definition of independence for Audit Committee members and has determined that all members of Gran Tierra’s Audit Committee are independent (as independence is currently established in Rule 803(a)(2) of the NYSE Amex listing standards).  Additionally, each Audit Committee member has met the criteria for audit committee independence set forth in Rule 10A-3 promulgated pursuant to the Exchange Act.  The Board has determined that Mr. Kirton, an independent director, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC, based on his past experience as a former KPMG partner.  In addition to Gran Tierra’s Audit Committee, Mr. Kirton also serves on the Audit Committees of Canexus Income Fund, Grand Cache Coal Corporation and Essential Energy Services Trust, Mr. Antony also serves on the Audit Committees of Eaglewood Energy Ltd., Canyon Services Group Inc., Birch Lake Energy Inc., Paramax Resources Ltd., Blackhawk Resource Corp. and Standard Exploration Ltd., Mr. Johnson also serves on the Audit Committees of Petromanas Energy Inc. and US Oil Sands Inc. (formerly Earth Energy), and Mr. Scott also serves on the Audit Committee of Essential Energy Services Trust.  Mr. Scott will not be seeking reelection to Essential Energy Services Trust.  The Board has determined that these simultaneous services do not impair Messrs. Kirton, Antony, Johnson or Scott’s ability to effectively serve on Gran Tierra’s Audit Committee.

Report of the Audit Committee of the Board of Directors1

1 The material in this report is not “soliciting material” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010, with management of Gran Tierra.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.  Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Nicholas Kirton, Chair
Ray Antony
Verne Johnson
Jeffrey Scott

Compensation Committee

The Compensation Committee is composed of three directors: Messrs. Antony, Johnson and Price.  All members of Gran Tierra’s Compensation Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards).  The Compensation Committee met twice during 2010.  The Compensation Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

The Compensation Committee of the Board acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs, including:

•
establishment of corporate and individual performance objectives relevant to the compensation of Gran Tierra’s executive officers, directors, and other senior management, as appropriate, and evaluating performance in light of these stated objectives;

•	establishment of policies with respect to equity compensation arrangements;

•
review and approval of the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers; and

•	administration of Gran Tierra’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plan and programs.

Each year, the Compensation Committee reviews with management Gran Tierra’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other filings.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary.  The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with the Chief Executive Officer.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.  The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra, as well as authority to obtain, at the expense of Gran Tierra, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The Compensation Committee retained the services of Lane Caputo Compensation Inc. (the “Compensation Consultant”) as its executive compensation consultant pursuant to a written agreement.  The Compensation Consultant reports directly to the Compensation Committee and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time.  A representative of the Compensation Consultant attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions and recommendations to the Board.  The Compensation Consultant maintains a group of benchmark peers that the Compensation Committee finds relevant for comparison purposes.  Services performed by the Compensation Consultant are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate.  In 2010, the Compensation Committee did not form any subcommittees.

New performance objectives are established at one or more meetings held during the first quarter of the year.  Generally, the Compensation Committee’s process comprises two related elements: the recommendation of compensation levels; and the establishment of performance objectives for the current year.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors ,  as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels, current company-wide compensation levels, and independent compensation surveys for the petroleum industry in Canada for peer groupings within the industry.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2010 are described in greater detail in the Compensation Discussion and Analysis section of this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of Gran Tierra (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra.

The Nominating and Corporate Governance Committee is composed of three directors: Messrs. Scott, Kirton and Antony.  All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards).  The Nominating and Corporate Governance Committee met three times during the fiscal year.  The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Gran Tierra, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Gran Tierra’s stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Gran Tierra during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent NYSE Amex purposes, which determination is based upon applicable NYSE Amex listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  In fiscal 2010, neither the Nominating and Corporate Governance Committee nor the Board paid any fees to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity in identifying nominees for director.  However, in assessing a potential nominee, the Nomination and Corporate Governance Committee considers the professional experience, education, skills and viewpoints of the nominee and how those factors will contribute to expanding the collective knowledge and experience of the Board.  The Nominating and Corporate Governance Committee considers that, while nominees should present a good fit with the existing Board in terms of their ability to work together to create stockholder value in a constructive way, diversity in opinion and viewpoint contribute to the overall success of the Board and Gran Tierra as a whole.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.  Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Gran Tierra Energy Inc., 300, 625-11th Avenue S.W., Calgary, Alberta T2R 0E1, Canada, Attention: Director Nominations.  This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Reserves Committee

The primary purpose of the Reserves Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to evaluating and reporting on Gran Tierra’s oil and gas reserves.

The Reserves Committee oversees Gran Tierra’s (1) annual review of its oil and gas reserves, (2) procedures for evaluating and reporting its oil and gas producing activities, and (3) compliance with applicable regulatory and securities laws relating to the preparation and disclosure of information with respect to its oil and gas reserves.  The Reserves Committee also consults with the Audit Committee on matters relating to Gran Tierra’s oil and gas reserves which impact Gran Tierra’s financial statements.  The Reserves Committee is composed of three directors: Messrs. Price, Johnson, and Coffield.  All members of the Reserves Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards), other than Mr. Coffield, Gran Tierra’s Chief Executive Officer.  The Reserves Committee met one time during fiscal 2010.  The Reserves Committee has adopted a written charter that is available on Gran Tierra’s website at www.grantierra.com.

Stockholder Communications with the Board of Directors

Gran Tierra’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors.  This information is available on Gran Tierra’s website at www.grantierra.com.

Code of Ethics

Gran Tierra has adopted the Gran Tierra Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on Gran Tierra’s website at www.grantierra.com. If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, Gran Tierra’s stockholders are now entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement.  As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests; consistent with current market practices.  Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 2

PROPOSAL 3

Advisory Vote on the Frequency of Solicitation of
Advisory Stockholder Approval of Executive Compensation

The Dodd-Frank Act and Section 14A of the Exchange Act also enable Gran Tierra’s stockholders to indicate their preference regarding how frequently Gran Tierra should solicit a non-binding advisory vote on the compensation of Gran Tierra’s named executive officers as disclosed in Gran Tierra’s proxy statements.  Accordingly, Gran Tierra is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years.  For the reasons described below, the Board recommends that the stockholders select a frequency of three years.

After considering the benefits and consequences of each alternative, the Nominating and Corporate Governance Committee of the Board recommends that the advisory vote on the compensation of Gran Tierra’s named executive officers be submitted to the stockholders once every three years.

The Committee believes that a triennial advisory vote on the compensation of Gran Tierra’s named executive officers will be less disruptive to Gran Tierra, eliminate short term focus on its executive compensation, and is less expensive.

Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on the resolution below:

“RESOLVED, that the alternative of soliciting advisory stockholder approval of the compensation of Gran Tierra’s named executive officers once every one, two or three calendar years that receives the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the annual meeting  shall be considered the frequency preferred by the stockholders.”

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of Gran Tierra’s executive officer compensation practices should be held every year, every other year or every three years.  The option among those choices that receives the votes of the holders of a majority of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

The Board and  the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps.  However, because this vote is advisory and therefore not binding on the Board or Gran Tierra, the Board may decide that it is in the best interests of the stockholders that Gran Tierra hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of Gran Tierra or the Board.

The Board Of Directors Recommends
A Vote In Favor Of “Three Years” On Proposal 3.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Deloitte & Touche LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting.  Deloitte & Touche LLP has audited Gran Tierra’s financial statements since its inception in 2005.  Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as Gran Tierra’s independent registered public accounting firm.  However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Gran Tierra and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to ratify the selection of Deloitte & Touche LLP.  Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal Accountant Fees and Services

Set forth below is a summary of fees paid to Deloitte & Touche LLP, our independent registered Chartered Accountants, for services in the fiscal periods ended December 31, 2010 and December 31, 2009.  In determining the independence of Deloitte & Touche LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte & Touche LLP’s independence.

	Fiscal Year Ended (in thousands)
	2010	2009
Audit Fees	$977,630	$833,408
Audit-related Fees	36,663	45,068
Tax Fees	0	5,661
All Other Fees	39,757	86,256
Total Fees	$1,054,050	$970,393

Audit Fees

The total audit fees and reimbursement of expenses paid to Deloitte & Touche LLP were for audits, reviews of the quarterly financial statements, and the preparation of consents.

Audit Related

Audit related fees include miscellaneous advisory services related to the acquisitions and share registration activities of Gran Tierra during the year.

Tax Fees

Tax fees, including reimbursement of expenses, paid to Deloitte & Touche LLP in 2009, were for the review of tax considerations on the sale of the Guachiria Block in April 2009.

All Other Fees

Other Fees included a project related to vulnerability assessment of Gran Tierra’ information systems as well as public accounting board information and comments letters.

All fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

Before Gran Tierra engages an independent registered public accountant to render audit services, any engagement covering audit or non-audit services by the auditors is approved by Gran Tierra’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee.  The pre-approval policy adopted by Gran Tierra’s Audit Committee on March 9, 2006 to permit pre-approval of non-audit services is attached as Schedule A to the charter of the Audit Committee, which was filed as Exhibit 99.1 to Gran Tierra’s Annual Report on Form 10-KSB for 2005.  This policy requires that the Audit Committee consider, prior to pre-approving any non-audit services, multiple factors taken as a whole, including whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.  Requests for non-audit services will be made in writing to Gran Tierra’s independent auditor specifying the services requested and the reasons for the request, and the chairperson of the Audit Committee will be copied on the communication.  Gran Tierra’s independent auditor must respond to Gran Tierra’s request with a description of the services, the fees that it will charge, and a request for pre-approval of the services plus pre-approval of 10% over the amount.  The chairperson of the Audit Committee will then make a determination based on all of the relevant factors, and if approved report back to the Audit Committee at the next Audit Committee meeting for ratification.

The Audit Committee has determined that the rendering of the services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 4.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Gran Tierra’s common stock as of April 1, 2011 by (1) each of its directors and named executive officers, (2) each person that beneficially owns more than 5% of the outstanding shares of Gran Tierra’s common stock and (3) all of Gran Tierra’s executive officers and directors as a group. All ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock, as such shares vote together with our common stock on all matters as if shares of our common stock.

Name (and Address for the 5% stockholder) of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Dana Coffield (2)	2,708,830	*
Martin Eden (3)	522,332	*
Shane O’Leary (4)	244,300	*
David Hardy (5)	94,527	*
Júlio César Moreira (6)	66,666	*
Jeffrey Scott (7)	3,122,193	1.1%
Ray Antony (8)	372,536	*
Verne Johnson (9)	1,340,241	*
Nicholas G. Kirton (10)	300,000	*
Gerald Macey	0	*
J. Scott Price (11)	3,281,080	1.2%
FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109 (12)	22,302,810	8.1%

Directors and officers as a group (total of 13 persons) (13)	14,323,888	5.1%
* Less than 1%

(1)
Beneficial ownership is calculated based on 277,012,532 shares of common stock issued and outstanding as of April 1, 2011, which for purposes of this table includes 16,959,181 Exchangeable Shares issued and outstanding as of April 1, 2011, as such shares are immediately exchangeable for shares of our common stock and vote together with our common stock on all matters as if shares of our common stock. The number of shares beneficially owned by a person also includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 1, 2011. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

(2)
Includes shares issuable upon options to acquire 874,167 shares of common stock exercisable within 60 days of April 1, 2011, shares issuable upon exercise of warrants to acquire 33,335 shares of common stock exercisable within 60 days of April 1, 2011, and (c) 1,689,683 Exchangeable Shares.

(3)	Consists of shares issuable upon options to acquire 508,332 shares of common stock exercisable within 60 days of April 1, 2011, and 14,000 shares of common stock directly owned by Mr. Eden’s spouse.

(4)
Consists of shares issuable upon options to acquire 235,000 shares of common stock exercisable within 60 days of April 1, 2011, and 9,300 shares of common stock jointly owned with Mr. O’Leary’s spouse.

(5)
Consists of shares issuable upon an option to acquire 50,000 shares of common stock exercisable within 60 days of April 1, 2011, and 9,527 Exchangeable Shares and 35,000 shares of common stock, both of which are directly owned by Mr. Hardy’s spouse.

(6)	Consists solely of shares issuable upon exercise of options exercisable within 60 days of April 1, 2011.

(7)
Consists of shares issuable upon exercise of an option to acquire 708,332 shares of common stock exercisable within 60 days of April 1, 2011, shares issuable upon exercise of warrants to acquire 50,000 shares of common stock exercisable within 60 days of April 1, 2011, and 1,688,889 Exchangeable Shares.

(8)
Includes shares issuable upon exercise of an option to acquire 20,000 shares of common stock exercisable within 60 days of April 1, 2011, and 254,540 Exchangeable Shares which are owned by DCR Investments (“DCR”). Mr. Antony has sole voting and investment power over the shares held by DCR.

(9)
Consists of shares issuable upon exercise of an option to acquire 395,000 shares of common stock exercisable within 60 days of April 1, 2011, shares issuable upon exercise of a warrant to acquire 50,003 shares of common stock exercisable within 60 days of April 1, 2011, and 895,238 Exchangeable Shares.

(10)
Includes shares issuable upon exercise of an option to acquire 270,000 shares of common stock exercisable within 60 days of April 1, 2011, 1,671 Exchangeable Shares, and 28,329 shares of common stock held by Mr. Kirton’s spouse, Judith Kirton.

(11)	Consists of shares issuable upon exercise of an option to acquire 170,000 shares of common stock exercisable within 60 days of April 1, 2011, and 3,111,080 Exchangeable Shares.

(12)
Based on a Schedule 13G/A reporting beneficial ownership as of December 31, 2010.  Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 8,853,900 shares as a result of acting as investment adviser to various investment companies. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 8,853,900 shares owned by the funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees.  Pyramis Global Advisors, LLC (“PGALLC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 11,683,150 shares as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies owning such shares.  Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 11,683,150 shares and sole power to vote or to direct the voting of 11,683,150 shares of Common Stock owned by the institutional accounts or funds advised by PGALLC as reported above. Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,498,160 shares as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 1,498,160 shares and sole power to vote or to direct the voting of 1,172,920 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above. FIL Limited (“FIL”), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors.  FIL is the beneficial owner of 267,600 shares. FMR LLC and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Securities Exchange Act of 1934 (the “1934” Act) and that they are not otherwise required to attribute to each other the “beneficial ownership” of securities “beneficially owned” by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act.  Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR LLC is making this filing on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(13)
Includes shares issuable upon exercise of options to acquire 3,754,995 shares of common stock exercisable within 60 days of April 1, 2011, warrants to acquire 173,338 shares of common stock exercisable within 60 days of April 1, 2011, and 9,427,109 Exchangeable Shares.

  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Gran Tierra.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Gran Tierra with copies of all Section 16(a) forms they file.

To Gran Tierra’s knowledge, based solely on a review of the copies of such reports furnished to Gran Tierra and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Presentation in US Dollars

All dollar amounts discussed below are in U.S. dollars, except as otherwise noted.

To the extent that contractual amounts are in Canadian dollars, they have been converted into U.S. dollars for the purposes of the discussion below.  For discussion of 2010 bonus amounts, the exchange rate at December 31, 2010 of one Canadian dollar to US $1.0054 is used.  For discussion of 2010 salary, the exchange rate of one Canadian dollar to US $0.9709 is used, which is calculated as the average of the daily noon rates as posted by the Bank of Canada in 2010.  For discussion of 2009 bonus amounts, the exchange rate at December 31, 2009 of one Canadian dollar to US $0.9555 is used. For discussion of 2009 salary and 2008 bonus amounts, the exchange rate at December 31, 2008 of one Canadian dollar to US $0.8661 is used. For discussion of 2008 salary amounts, the exchange rate at December 31, 2007 of one Canadian dollar to US $0.9881 is used.

Júlio César Moreira’s salary and bonus is paid in Brazilian reals and is converted into U.S. dollars below.  The exchange rate for 2009 bonus and salary, and 2010 salary, information is the December 31, 2009 exchange rate of one Brazilian real to US $0.5746, and the exchange rate for 2010 bonus information is the December 31, 2010 exchange rate of one Brazilian real to US $0.6002.

Compensation Discussion and Analysis

In this section, we will describe the material components of our executive compensation program for our “named executive officers” or “NEOs,” whose compensation is set forth in the 2010 Summary Compensation Table and other compensation tables contained in this proxy statement:

•	Dana Coffield, our President and Chief Executive Officer
•	Martin Eden, our Chief Financial Officer
•	Shane O’Leary, our Chief Operating Officer
•	David Hardy, our Vice President, Legal, General Counsel and Secretary
•	Julio César Moreira, our President, Gran Tierra Energy Brasil Ltda.

We also provide an overview of our executive compensation philosophy and our executive compensation program.  In addition, we explain how and why the Compensation Committee of our Board (the “Compensation Committee”) arrives at specific compensation policies and decisions involving the NEOs.

Opportunity for Stockholder Feedback

The Compensation Committee carefully considers feedback from our stockholders regarding our executive compensation program. Stockholders are invited to express their views to the Compensation Committee as described under the heading “Communication with Directors” in this proxy statement. In addition, the advisory vote on the compensation of the NEOs provides stockholders with an opportunity to communicate their views on our executive compensation program.

You should read this section of the proxy statement in conjunction with the advisory vote that we are conducting on the compensation of the NEOs (See “Proposal 2 — Advisory Vote on Executive Compensation”). This Compensation Discussion and Analysis contains information that is relevant to your voting decision.

Our Business

Gran Tierra is an independent international energy company engaged in oil and gas acquisition, exploration, development and production. We own oil and gas properties in Colombia, Argentina, Peru and Brazil.  Our revenue and interest for the year ended December 31, 2010 was approximately $374.5 million  For more information about our business, please see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2011.

2010 Business Highlights

While the past 12 months marked another year of uncertainty and challenges in the global economy and financial markets, throughout this period, as a result of our steady leadership, we were able to seize opportunities and further differentiate ourselves from the competition.   During 2010, we had the following significant accomplishments:

•
Record average annual production of 14,325 barrels of oil per day (“BOPD”) net after royalty (“NAR”), a 13% increase in average daily oil production from 2009, and record fourth quarter average production of 15,792 BOPD NAR;

•	Record proved reserves of 23.6 million barrels of oil (“MMBO”) NAR, after producing 5.2 MMBO NAR during 2010;

•	Record proved plus probable (2P) reserves of 31.0 MMBO NAR, and record proved plus probable plus possible (3P) reserves of 47.3 MMBO NAR;

•	Record revenue and other income for the year of $374.5 million, an increase of 42% from $263.7 million for 2009;

•	Record funds flow from operations of $203.4 million compared to $159.5 million for 2009;

•	Net income of $37.2 million or $0.15 per share basic and $0.14 diluted, compared to net income of $13.9 million or $0.06 per share basic and $0.05 diluted in 2009;

•	Cash and cash equivalents of $355.4 million at December 31, 2010 compared to $270.8 million at December 31, 2009;

•	Acquired 70% working interest and operatorship in four blocks in the Recôncavo Basin of Brazil, with one block still pending regulatory approval;

•	Successfully drilled and tested the Moqueta-1, -2 and -3 exploration and delineation wells in the Moqueta oil discovery in Colombia;

•	Successfully bid on 3 exploration blocks encompassing 1.5 million gross acres in Colombia’s Open Round 2010;

•
Acquired a 20% interest in 6.7 million gross acres in three contiguous blocks adjacent to Gran Tierra Energy’s existing blocks 122 and 128 in Peru and acquired a 60% working interest and operatorship in Block 95 in the Marañon Basin, all pending regulatory approval; and

•
Entered into an arrangement agreement to acquire all the issued and outstanding shares and warrants of Petrolifera Petroleum Limited (which transaction closed on March 18, 2011), a company with substantial assets featuring both high working interest and operatorship which complement our current assets in three of the four South American countries in which we operate.

2010 Executive Compensation Highlights

In February 2011, in view of our financial performance during 2010, as well as our other business accomplishments (as described above), the Compensation Committee took the following compensation actions:

•
We maintained our 2010 compensation philosophy for  2011 which is to (i) target the salary component for Gran Tierra’s employees at the 65th percentile of Gran Tierra’s peer group, (ii) target total cash compensation for Gran Tierra’s employees at the 75th percentile of Gran Tierra’s peer group at target performance and (iii) target total direct compensation (including equity compensation) for Gran Tierra’s employees at 75th percentile of Gran Tierra’s peer group at target performance levels; and

•	We made annual and long-term incentive awards with respect to 2010 performance consistent with our 2010 business results.

2010 Corporate Governance Highlights

We endeavor to maintain good governance standards including with respect to the oversight of our executive compensation policies and practices.  The following policies and practices were in effect during 2010:

•	The leadership structure of our Board consists of an independent Chairman and strong Board committee chairs.

•	The Compensation Committee is composed solely of independent directors who have established ways to communicate with stockholders regarding their executive compensation ideas and concerns.

•
The Compensation Committee’s independent compensation consultant, Lane Caputo Compensation Inc. is retained directly by the Compensation Committee and performs only limited consulting services for us with the full knowledge of the Compensation Committee.

•
The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation-related risk profile, so that our compensation-related risks are not reasonably likely to have a material adverse effect on the Company.

Philosophy and Objectives of our Executive Compensation Program

Our philosophy underlying our executive compensation program is to provide an attractive, flexible, and market-based total compensation program tied to performance and aligned with the interests of our stockholders.  Our objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders and communities where we have a strong presence. Our executive compensation program is an important component of these overall human resources policies.  Our compensation practices also serve as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding employees in relation to their achievements.

We observe the follow principles:

•
Retain and Hire Top Caliber Executives: Executive officers should have base salaries and employee benefits that are market competitive and that permit us to hire and retain high-caliber individuals at all levels;

•	Pay for Performance: A significant portion of the annual compensation of our executive officers should vary with annual business performance and each individual’s contribution to that performance;

•	Reward long-term growth and profitability: Executive officers should be rewarded for achieving long-term results, and such rewards should be aligned with the interests of our stockholders;

•	Provide modest perquisites: Perquisites for our executive officers should be minimized and limited to items that serve a reasonable business purpose.

Gran Tierra’s compensation program consists of three basic elements—base salary, cash bonus and equity incentives.  We focus on providing a majority of our total compensation for our named executive officers, linked to both Gran Tierra’s performance (solely in the case of Dana Coffield, our President and Chief Executive Officer) and to individual performance through performance-based cash awards, and equity awards which are only valuable if Gran Tierra’s stock price increases.

We link a portion of our executives’ cash compensation to Gran Tierra’s performance as measured by achievement of budget targets for items such as production, reserves, capital expenditures, revenues and operating costs, as well as other factors such as liquidity, share price performance given overall market conditions, and other objectives specific to the company’s situation at the time.  The price of oil directly impacts the performance of Gran Tierra.  During 2010, the price of West Texas Intermediate Crude oil (the reference price for most of our contracts) experienced fluctuations from $64.78 to $91.48. In addition, we provide long-term incentives to our executives and employees in the form of stock option grants.  Options generally vest over three years, linking executives’ rewards directly to their ability to create value for our stockholders and providing an incentive for our executives to remain with Gran Tierra over the long term.

In 2009, the Compensation Committee changed the timing of when it reviewed and decided annual compensation from the last quarter of the calendar year to the first quarter of the year following the most recently completed year.  As a result, stock option awards which reflect 2010 performance were awarded in March 2011; stock option awards which reflect 2009 performance were awarded in March 2010.  As a result of the Compensation Committee’s change in timing, annual equity incentives were granted in December 2008 which reflects 2008 performance and no annual grants were made in 2009 (but were instead made in March 2010).

Risk Assessment

In February 2011, we conducted an update to our assessment of the risks associated with our compensation policies and practices. This update included an examination of the changes in the Company’s risk profile over the past year for our executive compensation policies and practices. Based on this assessment, we determined that these risks were not reasonably likely to have a material adverse effect on Gran Tierra.  Among other things, we took into consideration the fact that our principal incentive compensation plans and arrangements contained similar design and risk mitigation features as the prior year’s plans and arrangements.

Compensation Process

The Compensation Committee recommends to the Board for approval the annual compensation for Gran Tierra’s President and Chief Executive Officer. Within the framework of the compensation programs reviewed and approved by the Compensation Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer recommends the level of base salary increase (if any), the annual incentive award, and the long-term incentive award value for executive officers, including the other named executive officers. These recommendations are based upon his assessment of each executive officer’s performance, the performance of the individual’s respective business or function, and employee retention considerations. The Compensation Committee reviews our Chief Executive Officer’s recommendations and approves any compensation changes affecting our executive officers as it determines in its sole discretion, and then makes its recommendations to the Board for approval.

Our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

With the transition in 2009 for an amended compensation cycle, Gran Tierra contemplated the success and performance of its executive team for the year 2010 while taking a deliberate and objective approach to fairly assess compensation awards.  Previously, Gran Tierra’s practice was to consider compensation annually (at year-end), including the award of equity based compensation.  Gran Tierra now makes its compensation decisions for the coming year, and reviews performance for the prior year, in the first quarter.  Annual bonuses in respect of 2010 performance, as well as equity incentive awards and salary increases for 2011, were approved in February 2011.  Bonuses in respect of 2010 performance were paid in February 2011 and equity incentives were issued on March 9, 2011.

Role of the Compensation Consultant

The Compensation Committee relies upon external advisors and third-party compensation surveys as well as the knowledge and experience of Compensation Committee members and other members of the Board to set rewarding and competitive levels of salary and other compensation.  The retention of and scope of services from independent compensation advisors are to be assessed on an annual basis.

The Compensation Committee retained the services of Lane Caputo Compensation Inc. (the “Compensation Consultant”) as its executive compensation consultant pursuant to a written agreement.  The Compensation Consultant reports directly to the Compensation Committee and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time.  A representative of the Compensation Consultant attends meetings of the Compensation Committee, as requested, and communicates with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions and recommendations to the Board.  The Compensation Consultant maintains a group of benchmark peers that the Compensation Committee finds relevant for comparison purposes.  Services performed by the Compensation Consultant are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee.

The total amount of fees paid to the Compensation Consultant for services to the Compensation Committee in 2010 was $45,879.  The Compensation Consultant received $25,984 in other fees from us for general compensation related work for the Company and $3,519 to participate in a general industry survey of long-term compensation.

Third Party Source Used

Our executive compensation program is designed with the flexibility to be competitive and motivational within the various marketplaces in which we compete for employees, while being subject to centralized design, approval, and control. The Compensation Committee relies on various sources of compensation information to ascertain the competitive market for our executive officers, including the named executive officers. To assist in establishing recommendations for 2010  bonuses and the 2011 executive compensation structure, the Compensation Consultant continued with the philosophy of measuring Gran Tierra’s compensation structure against a relevant group of industry peers (the “Custom Peer Group”) against which to benchmark executive compensation.  Although it would have been preferable to only include peers that compete with Gran Tierra in the international energy arena, Gran Tierra’s relative size, and the lack of sufficient international peers of similar size, dictated that peers with domestic operations of similar size be included in the peer group, and, in fact, such domestic peers are predominate in the group.  As a result, the Custom Peer Group included peers of a similar size to the company based on market capitalization and average daily production volumes, and included peers with operations located both internationally and domestically. For 2010, the Custom Peer Group consisted of the following 24 companies:

Advantage Oil & Gas Ltd.	NuVista Energy Ltd.

Antrim Energy Inc.	Pacific Rubiales Energy Corp.

Bankers Petroleum Ltd.	Paramount Resources Ltd.

Birchcliff Energy Ltd.	Parex Resources Inc.

BPZ Resources Inc.	Perpetual Energy Inc.

C&C Energia Ltd.	PetroBakken Energy Ltd.

Celtic Exploration Ltd.	Petrominerales Ltd.

Canacol Energy Ltd.	Peyto Exploration & Development Corp.

Crew Energy Inc.	Progress Energy Resources Corp.

Daylight Energy Ltd.	Provident Energy Ltd.

Legacy Oil & Gas Inc.	Trilogy Energy corp.

Niko Resources Ltd.	Vermilion Energy Inc.

In addition, local compensation surveys were consulted to ensure that the Custom Peer Group pay practices reflected local pay practices in the countries in which the Company employs executive officers.

Given the extensive research and analysis used to develop the peer benchmark group, the Compensation Committee believes that compensation survey data used in the 2010 review provides a useful guide for comparative purposes.  The Compensation Committee recognizes that a successful compensation program also requires an application of judgment to maintain a subjective determination of individual performance by our executives.  Therefore, the Compensation Committee applies its judgment in reconciling the program’s objectives with the realities of rewarding excellent performance and retaining valued employees.

Elements of Compensation

The Compensation Committee has determined that Gran Tierra will use three basic elements of compensation — base salary (including benefits), cash bonus and equity incentives. Each component has a different purpose.

The Compensation Committee believes that base salaries at this stage in Gran Tierra’s growth and especially within the international exploration and production sector, must be competitive to retain the best executives.  The Compensation Committee believes that principal performance incentives should be in the form of long-term equity incentives given the longer-term nature of Gran Tierra’s business plan.  Long-term incentives to date have been in the form of stock options but Gran Tierra’s equity plan also provides for other equity incentive forms, such as restricted stock and stock bonuses, which the Compensation Committee is not considering at this time. Short-term cash bonuses are a common element of compensation in Gran Tierra’s industry and among Gran Tierra’s peers with whom Gran Tierra competes for executive talent.  The Compensation Committee ultimately determines the optimal allocation split between the three forms of compensation relative to Gran Tierra’s peers for each executive position, taking into account the contributions of each executive and the operational and financial achievements of Gran Tierra. This exercise has been based on the evaluation of the achievement of goals set by the Chief Executive Officer at the beginning of the year and consensus among the members of the Compensation Committee, all of whom have significant experience in the oil and gas exploration business.

Salary

The Compensation Committee determined 2010 base salaries based upon the survey presented by the Compensation Consultant and, taking into consideration the very competitive nature of the international exploration and production sector and the corresponding shortage of experienced senior talent, determined that a target at the 65th percentile of the Custom Peer Group data was appropriate to retain the services of Gran Tierra’s executives, the exact amount determined by the Compensation Committee’s subjective assessment of the appropriate salary for each executive given their performance and roles within Gran Tierra.

The Compensation Committee recommended to the Board, and the Board approved, the following annual salaries (USD) for 2010:

Mr. Coffield — $320,397
Mr. O’Leary — $282,726
Mr. Eden — $250,184

Mr. Moreira — $321,641
Mr. Hardy — $186,089

Other than Mr. Moreira, whose base salary is paid in Brazilian reals, the named executive officers are paid in Canadian dollars.

Mr. Coffield’s and Mr. Eden’s 2010 salaries were slightly below the median of the Custom Peer Group while Mr. Moreira’s was at the median.  Mr. O’Leary’s salary was at the 75th percentile due primarily to the inclusion of peers with domestic operations and the differences in compensation practices between operational executives in international and domestic locales. Mr. Hardy joined Gran Tierra in March 2010 after the data for the Custom Peer Group had been compiled.  The Custom Peer Group compensation data for general counsels related to persons with significantly different responsibilities than the general counsel position at Gran Tierra and therefore a comparison against such data is not a useful metric.

Bonus

Bonuses for 2010 were based on corporate, business unit and personal performance, with the following individual weightings:

	Corporate Performance	Business Unit Performance	Personal Performance
Mr. Coffield	100%	0%	0%
Mr. O’Leary	70%	0%	30%
Mr. Eden	70%	0%	30%
Mr. Hardy	60%	0%	40%
Mr. Moreira	30%	40%	30%

The Compensation Committee, using its subjective judgment of Gran Tierra’s performance in 2010 measured against the performance goals set forth for the Company, determined that the performance score for 2010 was 90%.  For Messrs. O’Leary and Eden, the corporate performance score was applied to 70% of the target bonus and the remaining 30% of target bonus was determined based upon individual performance as measured against the specific executive’s individual performance objectives. For Mr. Moreira, the corporate performance score applied to 30% of the target bonus, 40% of target bonus was determined based upon business unit performance and the remaining 30% of target bonus was determined based upon individual performance.  For Mr. Hardy, the corporate performance score was applied to 60% of the target bonus and the remaining 40% of target bonus was determined based upon individual performance as measured against the specific executive’s individual performance objectives.

Individual objectives defined for 2010 were as follows:

Chief Executive Officer - The principal objectives in 2010 for Gran Tierra’s Chief Executive Officer and President, and therefore Gran Tierra, which were recommended by the Compensation Committee and approved by the Board in February 2010, were:

Corporate Strategy (10%)
•	Identify and capture operated exploration and/or production acreage position in Brazil with material growth potential.
•	Continue evaluating and pursuing material acquisition opportunities, and developing existing lands to build a material exploration program for 2011
•	Update 5-Year Strategic Plan

2010 Budget (15%)
•	Complete Capex Program within 10% (+/-) of approved capital budget (US $195 million).
•	Drill 7 exploration wells in Colombia, 4 exploration wells in Peru and 1 appraisal well in Argentina
•	Complete infrastructure construction in Costayaco Field

Reserves (20%)
•	Add 12 MMBOE 2P reserves (20% increase over YE 2009 2P, excluding acquisitions).
•	Exit 2010 with 55 MMBOE 3P reserves, net after royalty (20% increase over YE 2009 3P, excluding acquisitions)

Production (20%)
•
Maintain 14-16,000 BOEPD net after royalty production through 2010; Exit 2010 with existing and new undeveloped reserves having capacity to grow production to 18,000 BOPD net after royalty in 2011 (20% increase over estimated IQ production)

Finding and development costs, G&A and Opex (10%)
•	Attain finding cost of $5.45/bo (risked mean resource divided by total company exploration capex); $3.53/bo for Colombia specifically.
•	Achieve Company F&D of US$12.91/boe on a 2P basis based on capital plus changes in future capital
•	Attain average cash Opex of $8.96/BO
•	Attain average cash G&A of $7.15/BO

Regulatory Compliance (5%)
•	Ensure all regulatory compliance with SEC, NYSE, TSX and SOX requirements are maintained.
•	Ensure all contractual obligations with host governments and agencies, partners and contractors are maintained in all jurisdictions where Gran Tierra Energy operates.
•	Ensure Risk Management system is maintained, and risk mitigation programs are established, implemented and managed.

Environmental Health, Safety, Security and Community Relations (4%)
•
Ensure appropriate Environmental Health, Safety and Security programs are maintained to meet or exceed relevant industry standards.  Target Lost time Incident Frequency for employees below 0.090 (Colombia industry mean).

•	Ensure effective community relations programs are designed, implemented and monitored in all of Gran Tierra Energy’s operating environments

Financial Management and Reporting Information Technology (2%)
•	Ensure financial reporting systems, budgeting and forecasting systems are maintained.
•
Ensure IT systems are effectively delivered to support growing corporate and business unit operational and financial demands; design and implement materials management and production volumes reporting system

Investor Relations (2%)
•	Maintain active investor relations program targeting existing and potential new investors (press releases, road shows, analysts’ coverage and website)

Human Resources (2%)
•	Ensure Human Resource systems, procedures and policies are consistent with the needs to meet the 2010 Budget and commitments, and future growth of the company.

Leadership, Communication and Team Work (5%)
•
Provide strategic direction, take initiative and lead by example; recognize team achievements; hold team members accountable; good interpersonal relationships with internal and external stakeholders; share information and knowledge readily

Productivity and Results Orientation (5%)
•	Completes objectives – diligent and perseveres through adversity; results focused - on time and on budget; strive to continuously improve.

Chief Financial Officer - The principal objectives in 2010 for Gran Tierra’s Chief Financial Officer were:

Ensure compliance with stockholder and regulatory reporting requirements in US and Canada (10%)
•	Ensure that all requirements are met for US filings (Form 10-K, Form 10-Q, form 8-K, registration statements, proxy statements) and other disclosures
•	Ensure all requirements are met for Canadian filings (annual, quarterly and other reports)
•	Ensure all insider reporting requirements are maintained
•	Monitor changes and compliance with US GAAP/Canadian reporting requirements/International Financial Reporting Standards

Ensure compliance with Sarbanes Oxley (“SOX”) requirements, including maintenance of corporate governance, internal controls and financial disclosure controls (10%)
•	Finalize 2009 financial reports (Form 10-K) with no material weaknesses
•	Develop SOX maintenance program for 2010 and future periods with continued emphasis on integrating SOX procedures into regular procedures and controls

•	Continue to develop and improve corporate governance, internal controls and financial disclosure controls

Implement internal audit function (7.5%)
•	Develop and implement internal audit function
•	Conduct a review of compliance with the Foreign Corrupt Practices Act (“FCPA”) in conjunction with external legal counsel

Maintain, develop and enhance management and financial reporting systems (10%)
•	Further develop monthly financial reporting package and generate monthly management reports from the IDEAS system and reduce reliance on Excel generated reports
•	Continue to develop AFE reporting and other reports and analyses for Operations and other users
•	Maintain monthly board report including operating and financial statistics
•	Continue to develop and improve the IDEAS financial reporting system
•	Continue to hold monthly financial meetings with business units to review monthly financial results and monitor performance against budget
•	Monitor overhead and other costs and improve and maintain cost controls
•	Maintain contract management and procurement procedures and systems in conjunction with Operations and internal legal counsel
•	Maintain Crosby reporting procedures
•	Ensure development and training of Finance Department staff

Develop and enhance budgeting and forecasting systems (10%)
•	Record budget numbers in financial reporting system
•	Further develop quarterly outlooks, budget updates
•	Continue to work with Business Development Manager to prepare annual budget and quarterly updates on a timely basis
•	Implement and develop new budgeting and forecasting systems

Tax planning strategies (5%)
•	Continue to work with tax advisors to optimize the Company’s taxable position
•	Maintain procedures to manage the GTE Cayman Islands structure for US tax purposes
•	Maintain procedures to ensure compliance with Canadian mind and management considerations for Solana Cayman Islands subsidiaries
•	Ensure compliance with income and other tax requirements in jurisdictions where Company operates

Treasury (10%)
•	Monitor the Company’s cash position and ensure cash management procedures are in place
•	Develop cash forecasting systems and procedures
•	Continue to focus on maintaining a strong cash and working capital position
•	Continue to monitor and maintain insurance policies

Corporate Secretary (2.5%)
•	Transition corporate secretary function to internal General Counsel
•	Liaise with transfer Agent and external legal counsel to ensure all share and warrant related activities are maintained
•	Work with General Counsel to ensure all minute books and related records are maintained and up-to-date for Gran Tierra and its subsidiaries
•	Participate in organizing Annual and other stockholder meetings
•	Work with General Counsel and external legal counsel on preparing proxy statements and other stockholder communications
•	Participate in Board and Committee meetings and work with external counsel, General Counsel and other advisors to provide guidance to the board on regulatory requirements and other issues

Assist President/CEO and COO in developing corporate strategy and long-term plan (5%)
•	Participate with President/CEO and COO in developing the Company’s corporate strategy
•	Participate with President/CEO and COO in developing 3-5 year Plan
•	Assist in identifying and developing new business opportunities to maintain the Company’s growth
•	Continue to work with financial advisors and legal counsel in review of takeover defense strategies
•	Continue to develop and maintain risk management strategy

Secure additional sources of financing as required (5%)
•	Monitor the Company’s requirements for additional financing
•	Continually review potential sources of financing – debt/equity/other
•	Monitor and review status of equity markets
•	Work with bankers to increase/change credit facility

Assist President/CEO and new Director, Investor Relations, in developing and implementing an investor relations strategy (2.5%)
•	Assist new Director, Investor Relations in developing and implementing investor relations strategies and procedures
•	Provide support to President/CEO in investor presentations when requested
•	Work with President/CEO and director, Investor Relations to continue to improve website, investor presentations and other investor communications

Assist president/CEO in developing administration and human resources function (2.5%)
•	Participate with President/CEO and HR consultant in continuing to implement and develop administration and human resources procedures and policies in accordance with SOX and Company requirements
•	Assist President/CEO in recruiting an Internal Director, HR
•	Participate with HR consultant in assisting business Units in developing HR procedures, systems and strategies

•	Participate with HR consultant in developing and improving compensation strategy and performance measurement procedures

Develop IT systems (10%)
•	Develop and maintain IT strategic plan and specific project requirements
•	Maintain SOX IT requirements and IT controls
•	Continue to review, assess and develop IT systems for corporate and Business Units
•	Work with Operations to develop and implement a new materials management system
•	Work with Operations and other departments on implementation of production volumes reporting and other new systems
•	Review of IDEAS, the current Enterprise Resource Planning (“ERP”) system, to determine if it meets current and future needs

Productivity (2.5%)
•	Completes the expected quantity and quality of work; diligent and perseveres through adversity; uses common sense and operates with integrity

Communication and Team Work (2.5%)
•	Good interpersonal relationships with supervisor and workmates; shares information and knowledge readily; supports others to achieve their objectives

Results Orientation (2.5%)
•	Results focused; achieves the expected results on time and on budget; strives to continuously improve

Leadership (2.5%)
•	Take the initiative; lead by example; recognize team achievements; hold team members accountable

Chief Operating Officer - The principal objectives in 2010 for Gran Tierra’s Chief Operating Officer were:

Corporate Strategy (15%)
•	Identify and capture operated exploration and/or production acreage position in Brazil with material growth potential
•	Ensure adequate staffing to execute a 2010 program in Brazil
•
Continue evaluating and pursuing material acquisition opportunities, and developing existing lands to build material exploration program for 2011, broadly equivalent 2010 program (5-10 exploration wells, 10-20 mmbo net risked prospective resource potential)

•	Update 5-Year Strategic Plan

2010 Budget (15%)
•	Complete Capex Program within 10% (+/-) of approved capital budget (US$195 million).
•	Drill 7 exploration wells in Colombia, 4 exploration wells in Peru and 1 appraisal well in Argentina
•	Complete infrastructure construction in Costayaco Field

Reserves (20%)
•	Add 12 MMBOE 2P reserves (20% increase over YE 2009 2P, excluding acquisitions).
•	Exit 2010 with 55 MMBOE 3P reserves, net after royalty (20% increase over YE 2009 3P, excluding acquisitions)

Production (20%)
•
Maintain 14-16,000 BOEPD net after royalty production through 2010, exit 2010 with existing and new undeveloped reserves having capacity to grow production to 18,000 BOPD net after royalty in 2011 (20% increase over estimated IQ production).

Finding and development costs, G&A and Opex (5%)
•	Attain Finding cost of $5.45/BO (risked mean resource divided by total company exploration capex); $3.53/BO for Colombia specifically.
•	Achieve Company F&D of US$12.91/BOE on a 2P basis based on capital plus changes in future capital
•	Attain average cash Opex of $8.96/BO
•	Attain average cash G&A of $7.15/BO

Compliance (5%)
•	Ensure all contractual obligations with host governments and agencies, partners and contractors are maintained in all jurisdictions where Gran Tierra Energy operates.
•	Ensure Risk Management system is maintained, and risk mitigation programs are established, implemented and managed.

Environmental Health, Safety, Security and Community Relations (5%)
•
Ensure appropriate Environmental Health, Safety and Security programs are maintained to meet or exceed relevant industry standards.  Target Lost time Incident Frequency for employees below 0.090 (Colombia industry mean).

•	Ensure effective community relations programs are designed, implemented and monitored in all of Gran Tierra Energy’s operating environments

Human Resources (5%)
•	Ensure Human Resource systems, procedures and policies are consistent with the needs to meet the 2010 Budget and commitments, and future growth of the company.

Leadership, communication and team work (5%)
•
Provides strategic direction, takes the initiative and leads by example; recognizes team achievements; holds team members accountable; good interpersonal relationships with internal and external stakeholders; shares information and knowledge readily; supports others to achieve their objectives

Productivity and Results Orientation (5%)
•	Completes objectives – diligent and perseveres through adversity; uses common sense and operates with integrity; results focused - on time and on budget; strives to continuously improve.

President, Gran Tierra Energy Brasil - The principal objectives in 2010 for Gran Tierra’s President, Gran Tierra Energy Brasil were:

Financial Management Reporting (10%)
•	End 2010 with total expenditures within the $2.38MM approved budget for Brazil

IT (5%)
•	Complete set-up of Gran Tierra Energy Brazil office without the need of ITS staff visit to Rio de Janeiro
HR (10%)
•	Hire Office Manager
•	Hire Operations Director
•	Complete hiring process for Drilling Support Contractor
•	Continue to work on hiring process for Logistics and Procurement position

Corporate Strategy (60%):  Capture a project in Brazil
•
Identify, evaluate and capture a material operated E&P project with land, reserves, production and exploration growth potential; and position the company to capture additional new E&P business opportunities

HSE & Security (5%)
•	All processes implemented following the recommendation of Corporate Security

Regulatory Compliance (5%)
•	All the GTEB SOX & Country Risk assessment are updated and following Corporate policies, timing and procedures
•	SOX auditing and training visit completed in the 3Q/2010

Vice President, Legal, General Counsel and Secretary – The principal objectives in 2010 of Vice President, Legal, General Counsel and Secretary were:

Provide Legal Expertise and Strategic Advice
•
Contribute to the growth of the Company by integrating legal and commercial expertise into the day to day operations of the Company while protecting the legal rights and mitigating legal risks of the Company Specifics.

•	Contributing to the strategic direction of the company.

Execute Corporate Secretarial Functions
•
Fulfill corporate secretarial functions, support compliance with Privacy legislation, oversee legal obligations with host governments and agencies, partners and contractors, understand and mitigate contractual legal liabilities at corporate level.

Maintain Compliance Oversight
•
Acting as corporate Compliance Officer, including overseeing implementation of corporate contract administration policies, assisting with compliance with FCPA, Code of Conduct and other Company Policies.

Equity Incentives

On March 3, 2010, Mr. Hardy was granted a stock option to purchase 150,000 shares of Gran Tierra’s common stock.  This grant was made in conjunction with the commencement of employment at Gran Tierra. The exercise price per share of the option was the fair market value of Gran Tierra’s common stock on the date of grant.  The Compensation Committee considered Mr. Hardy’s experience, job responsibilities and internal equity within the relevant senior leadership teams, in determining the level of this grant and negotiated this option grant as part of the initial compensation package.

In February 2011, the Compensation Committee considered elements of individual, business unit and corporate performance in determining grant levels and granted options under the terms of Gran Tierra’s 2007 Equity Incentive Plan to each of Gran Tierra’s executive officers as follows:

Mr. Coffield:  375,000 shares
Mr. Eden:   200,000 shares
Mr. O’Leary:   275,000 shares
Mr. Moreira: 125,000 shares
Mr. Hardy:   100,000 shares

The levels of these awards were based on recommendations from the Compensation Consultant, taking into account Gran Tierra’s desired competitive positioning of Total Direct Compensation targeting the 75th percentile of the Custom Peer Group, as stated in the Compensation Philosophy described above based on the fair value of awards at time of grant. In addition to the fair value, the absolute number of awards and each award as a percentage of total shares outstanding versus the Custom Peer Group were also considered.

Termination and Change in Control Provisions

Gran Tierra’s employment agreements with Gran Tierra’s executive officers contain termination and change in control provisions. These provisions provide that Gran Tierra’s executive officers will receive severance payments in the event that their employment is terminated other than for “cause” or if they terminate their employment with us for “good reason”, as discussed in “Agreements with Executive Officers” below. The termination and change-in control provisions were industry standard clauses at the time that the executive officers entered into the employment agreements with Gran Tierra.

Benefits

Messrs. Coffield, Eden, O’Leary, Moreira, and Hardy are eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executives. In addition, these Executives will be paid their base salary in the event they become disabled, until such time as the Executive begins to receive long-term disability insurance benefits.  These are standard basic benefits in the industry.

Compensation Committee Report2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated into Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Verne Johnson
J. Scott Price
Ray Antony

Compensation Policies and Practices as They Relate to Risk Management

The Compensation Committee and the Board reviewed Gran Tierra’s compensation policies and practices as they relate to risk management practices and risk-taking incentives.  In the course of this review the Compensation Committee and the Board noted that the fixed (or salary) portion of compensation is designed to provide a steady income regardless of Gran Tierra’s stock price performance so that executives do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics.  The variable (cash bonus and equity) portions of compensation are designed to reward both short term and long term corporate performance.  For short-term performance, Gran Tierra’s cash bonus is awarded based on a formula using the achievement of a combination of corporate goals, personal goals and business goals (if applicable), except in the case of the Chief Executive Officer, who was evaluated for 2010 performance on the basis of the achievement of the corporate goals only.  For long-term performance, the stock option awards cliff vest annually over three years and are only valuable if Gran Tierra’s stock price increases over time.  These variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short-and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.  Finally:

•	significant weighting towards long-term incentive compensation discourages short-term risk taking;

•	goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation;

2 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

•	incentive awards are decided by the Compensation Committee and recommended to the Board of Directors for approval; and

•
as an oil and gas exploration company, Gran Tierra does not face the same level of risks associated with compensation for employees at financial services (traders and instruments with a high degree of risk) or technology companies (rapidly changing markets).

Based on the above, the Compensation Committee concluded that the risks arising from Gran Tierra’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on Gran Tierra.

Compensation Committee Interlocks and Insider Participation

As noted above, Gran Tierra’s Compensation Committee consists of Messrs. Johnson, Price and Antony, and for a portion of the year Mr. Dawson.  None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra.  No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of Gran Tierra’s executive officers serving as a member of that entity’s board or compensation committee.

 Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2010, 2009 and 2008, compensation awarded to or paid to, or earned by, Gran Tierra’s Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers at December 31, 2010 (the “Named Executive Officers”):

Summary Compensation Table

Name and principal position	Year	Salary (US$)(1)	Bonus (US$)(1)(2)	Option Awards (US$)(3)(4)	All Other Compensation (US$)			Total (US$)
Dana Coffield	2010	$320,397	$239,292	$666,776		$25,795	(5)	$1,252,260
President and Chief Executive	2009	$286,642	$171,234	$-		$2,326		$460,202
Officer	2008	$216,399	$285,810	$912,342	$			$1,414,551

Martin Eden	2010	$250,184	$162,880	$416,735		$19,688	(6)	$849,487
Vice President, Finance and Chief	2009	$239,824	$136,389	$-		$2,326		$378,539
Financial Officer	2008	$192,922	$163,320	$608,228	$			$964,470

Shane O’Leary	2010	$282,726	$186,004	$416,735		$3,205		$888,670
Chief Operating Officer	2009	$222,944	$147,131	$716,563		$1,733		$1,088,371

David Hardy General Counsel, Vice-President Legal, and Secretary (7)	2010	$186,089	$88,679	$500,082		$606		$775,456

Júlio César Moreira	2010	$321,641	$177,395	$166,694		$88,114	(9)	$753,844
President, Gran Tierra Brasil Ltda.(8)	2009	$87,069	$45,661	$356,190		$65,857	(10)	$554,777

(1)
Messrs. Coffield, Eden and O’Leary salaries and bonus are paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table.  Mr. Moreira’s salary and bonus is paid in Brazilian reals and is converted into U.S. dollars for the purposes of the above table.  See “Presentation in US Dollars” above for conversion rates.

(2)
For 2009 and 2010, the Compensation Committee determined incentive bonuses for Gran Tierra’s Named Executive Officers based on a subjective assessment of corporate, business unit and personal performance in 2009 and 2010, in addition to consideration of Gran Tierra’s overall operational and financial results, as more fully described in “Compensation Discussion and Analysis” above.  Because these amounts are established based on the Compensation Committee’s subjective assessment, they are reported as bonuses rather than non-equity incentive plan compensation.

(3)	Granted under terms of Gran Tierra’s 2005 and 2007 Equity Incentive Plan.

(4)
Assumptions made in the valuation of stock options granted are discussed in Note 6 to Gran Tierra’s 2010 Consolidated Financial Statements. Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(5)	Mr. Coffield’s other compensation includes a vacation payout of $23,831.

(6)	Mr. Eden’s other compensation includes a vacation payout of $17,223.

(7)	Mr. Hardy joined Gran Tierra March 1, 2010.

(8)	Mr. Moreira joined Gran Tierra in September 2009.

(9)
Includes payments for a golf membership of $10,927, health care premiums of $37,234 paid on behalf of Mr. Moreira and his family, and $29,875 in contributions by the company to Mr. Moreira’s account under the broad-based employee deferred compensation plan offered to employees of Gran Tierra Energy Brasil LTDA.

(10)	Includes payments for a golf membership of $56,280 and health care premiums of $7,454 paid on behalf of Mr. Moreira and his family.

Grants of Plan-Based Awards

The following table shows for the fiscal year ended December 31, 2010, certain information regarding grants of plan-based awards to the Named Executive Officers:

Grants of Plan-Based Awards

Name	Grant Date	Date of Corporate Approval (1)	All Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)(2)
Mr. Coffield	3/3/2010	2/11/2010	200,000	$5.90	$666,776
Mr. Eden	3/3/2010	2/11/2010	125,000	$5.90	$416,735
Mr. O’Leary	3/3/2010	2/11/2010	125,000	$5.90	$416,735
Mr. Hardy	3/3/2010	2/23/2010	150,000	$5.90	$500,082
Mr. Moreira	3/3/2010	2/11/2010	50,000	$5.90	$166,694

(1)	Represents the date, if such date is different than the grant date, that the Compensation Committee took the action to grant the option on the grant date.

(2)
Represents the grant date fair value of such option award as determined in accordance with SFAS 123R. These amounts have been calculated in accordance with FASB ASC Topic 718 using the Black Scholes valuation model.

Agreements with Named Executive Officers

            The employment agreements entered into with Messrs. Coffield, Eden, O’Leary, Hardy, and Moreira have virtually identical terms except for:

•	the position held by each such person;

•
limitations on business class travel (Mr. Moreira may only travel business class for international flights and coach class for domestic travel, Mr. Hardy may travel business class for flights over six hours, and Messrs. Coffield, O’Leary and Eden may travel business class for most flights);

•
Mr. Moreira receives a Private Retirement Savings Allowance (“allowance”) of 8% of his Base Salary, paid on a monthly basis by Gran Tierra.  The allowance vests one-third per year following deposit on a rolling basis.

•	Mr. Moreira also receives a golf club membership and a company car and driver.

The employment agreements provide that the respective executive will:

•	receive a base salary, as initially set forth therein and as thereafter determined by the Gran Tierra Board;

•	be eligible to receive an annual bonus, as determined by the Board; and

•	be eligible to participate in the stock option plans of Gran Tierra.

The bonuses are to be paid within 60 days of the end of the preceding year based on the executive performance.

The employment agreements do not have terms of specified duration. The employment agreements provide for severance payments to each executive, in the event the executive is terminated without cause or the executive terminates the agreement for good reason, in the amount of two times total compensation for the prior year (in the case of Mr. Coffield ) or in the amount of one times total compensation for the prior year (in the case of Messrs. Eden, Hardy and Moreira) or an amount equal to 18 months of prior period compensation for Mr. O’Leary.

With respect to the employment agreement with all of the executive officers other than Mr. Moreira, the definitions of “cause,” “good reason” and “change in control” are set forth below.  Mr. Moreira’s employment agreement contains definitions of these terms that are similar but not entirely consistent with these definitions.

“Cause” is defined as any of the following: (i) conviction of, or plea of nolo contendere to, a felony; (ii) participation in a fraud against Gran Tierra; (iii) participation in an act of dishonesty against Gran Tierra intended to result in the executive’s personal enrichment; (iv) willful material breach of Gran Tierra’s written policies;(v) intentional significant damage to Gran Tierra’s property by the executive; (vi) material breach of the employment agreement; or (vii) conduct by the executive that, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve provided that in such event, Gran Tierra shall provide notice to the executive describing the nature of the gross unfitness and the executive shall thereafter have ten (10) days to cure such gross unfitness if such gross unfitness is capable of being cured.

“Good reason” includes (i) an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for “cause”), (ii) a reduction in the executive’s base salary unless all other executive officers are similarly reduced, or a change in the basis upon which the executive’s annual compensation is paid or determined except that annual performance bonuses are discretionary and shall not be considered adverse under the agreement if a performance bonus is reduced from a prior year or not paid, (iii) a change in control, or (iv) any breach by the employer of any material provision of the employment agreement.

A “Change in Control” is defined as (i) a dissolution, liquidation or sale of all or substantially all of the assets of Gran Tierra; (ii) a merger or consolidation in which Gran Tierra is not the surviving corporation; (iii) a reverse merger in which Gran Tierra is the surviving corporation but the shares of Gran Tierra’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act (excluding any employee benefit plan, or related trust, sponsored or maintained by Gran Tierra or any affiliate of Gran Tierra) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities of Gran Tierra representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

All agreements include standard insurance, non-competition and confidentiality provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table shows for the fiscal year ended December 31, 2010, certain information regarding outstanding equity awards at fiscal year end for the Gran Tierra named executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Mr. Coffield	162,500	(1)			$0.80	11/10/2015
	200,000	(2)			$1.27	11/08/2016
	237,500	(3)			$2.14	12/17/2017
	400,000	(4)	200,000	(4)	$2.51	12/15/2018
			200,000	(5)	$5.90	03/03/2020

Mr. Eden	100,000	(6)			$1.19	01/02/2017
	100,000	(3)			$2.14	12/17/2017
	266,667	(4)	133,333	(4)	$2.51	12/15/2018
	0		125,000	(5)	$5.90	03/03/2020

Mr. O’Leary	66,666	(7)	333,334	(7)	$2.37	03/04/2019
	0		125,000	(5)	$5.90	03/03/2020

Mr. Hardy	0		150,000	(5)	$5.90	03/03/2020

Mr. Moreira	50,000	(8)	100,000	(8)	$3.95	09/08/2019
	0		50,000	(5)	$5.90	03/03/2020

(1)	The right to exercise the option vested one third on November 10, 2006, one third on November 10, 2007 and one third on November 10, 2008.

(2)	The right to exercise the option vested one third on November 8, 2007, one third on November 8, 2008 and one third on November 8, 2009.

(3)	The right to exercise the option vested one third on December 17, 2008, one third on December 17, 2009, and one third on December 17, 2010.

(4)
The right to exercise the option vested one third on December 15, 2009 and one third on December 15, 2010 and will vest one third on December 15, 2011 if the option holder is still employed by Gran Tierra on such date.

(5)
The right to exercise the option vested as to one third on March 3, 2011, and will vest one third on March 3, 2012 and one third on March 3, 2013, in each case if the option holder is still employed by Gran Tierra on such date.

(6)	The right to exercise the option vested one third January 2, 2008, one third January 2, 2009 and one third January 2, 2010.

(7)
The right to exercise the option vested one third on March 4, 2010 and one third on March 4, 2011, and will vest one third on March 4, 2012 if the option holder is still employed by Gran Tierra on such date.  Mr. O’Leary purchased 100,000 shares of common stock pursuant to this grant on March 5, 2010.

(8)
The right to exercise the option vested one third on September 8, 2010, and will vest one third on September 8, 2011 and one third on September 8, 2012, in each case if the option holder is still employed by Gran Tierra on such date.

Option Exercises and Stock Vested

The following table presents information concerning the aggregate number of shares for which options were exercised during fiscal 2010 for the Named Executive Officers.  The Named Executive Officers do not have restricted stock awards.

Option Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)
Mr. Coffield	192,500	$977,275
Mr. Eden	50,000	$238,000
Mr. O’Leary	100,000	$362,000
Mr. Hardy	-	$-
Mr. Moreira	-	$-
(1)	Represents the difference between the aggregate market price of the common stock acquired on the date of exercise and the aggregate exercise price.

Nonqualified Deferred Compensation

Our named executive officers do not participate in a company deferred compensation plan other than Mr. Moreira, who participates in the broad-based plan offered to employees of Gran Tierra Energy Brasil LTDA.  This supplemental social security plan is a “Brazilian Free Benefit Generating Plan”, or “PGBL”, and intended to primarily provide tax deferred savings to supplement the benefit provided to employees under the national retirement benefit system.  A lower tax rate may apply to benefits paid out under the plan after a defined length of investment in accordance with applicable law.  Vested and accrued amounts are generally paid out upon a termination of service after the age of 55, although distributions prior to such may be permitted under the plan in limited circumstances in accordance with applicable law.  The plan was adopted in June, 2010.  The amount of the benefit under the PGBL is based on the employer’s contributions to the plan equal to a percentage of the eligible employee’s base salary, ranging from 4% for rank and file employees to 8% for executives like Mr. Moreira, and the employee’s own contributions (Mr. Moreira has made no contributions to the plan).  This aggregate account balance is increased or decreased each month based on the returns provided under one or more of four permitted investment funds set forth in the plan document. The employer’s contribution is credited with earnings or losses based only on one fund, which is a fixed income fund investing in Brazilian National Treasury and/or Central Bank bonds,  National Treasury Securities and by fixed income investments permitted by the current legislation. Participants may “invest” their own contributions in this fund and/or in up to three additional funds set forth in the plan document that are selected in accordance with Brazilian law.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Mr. Coffield	$-	$-	$-	$-	$-
Mr. Eden	$-	$-	$-	$-	$-
Mr. O’Leary	$-	$-	$-	$-	$-
Mr. Hardy	$-	$-	$-	$-	$-
Mr. Moreira	$-	$29,875	$972	$-	$30,847

(1)	All employer contributions are included and described in the footnotes to the Summary Compensation Table.

(2)
Represents credited earnings or losses based on a fixed income fund investing in Brazilian National Treasury and/or Central Bank bonds, National Treasury Securities and by fixed income investments permitted by the current Brazilian legislation, which, for 2010, provided an effective rate of return of 6.866%.  These credited earnings are not reported as part of 2010 compensation in the Summary Compensation Table.

(3)	The plan was adopted in June 2010. No amounts in this column were previously reported in the Summary Compensation Table for previous years.

Potential Payouts Upon Termination or Change in Control

The Named Executive Officers are entitled to severance payments in the event of a in involuntary termination of employment by Gran Tierra other than for “cause” (as defined in their employment agreements), or a termination of employment by the Named Executive Officer for “good reason” (as defined in their employment agreements, including a change in control of Gran Tierra), as follows:   Mr. Coffield is eligible to receive a payment of two times the prior year’s total compensation; Mr. O’Leary is eligible for a payment equal to the previous 18 months total compensation; and each of Messrs. Eden, Hardy and Moreira is eligible for a payment equal to equal the prior year’s compensation. If an involuntary termination of employment without “cause,” or a termination for “good reason” had occurred, on December 31, 2010, the Named Executive Officers would have received the following payments (calculated using December 31, 2010 exchange rates):

Name	Payment
Mr. Coffield	$1,142,168
Mr. Eden	$422,735
Mr. O’Leary	$718,178
Mr. Hardy	$337,663
Mr. Moreira	$470,224

In addition, on any termination of his employment, Mr. Moreira would be eligible for a distribution of his entire accrued pension balance, which was $30,847 as of December 31, 2010.

Director Compensation

The following table shows for the fiscal year ended December 31, 2010, certain information with respect to the compensation of all non-employee directors of Gran Tierra:

Name	Fees Earned or Paid in Cash	Option Awards (1) (2)	Total ($)
Jeffrey Scott	$117,032	$250,041	$367,073
Walter Dawson	$34,838	$200,033	$234,871
Verne Johnson	$90,689	$200,033	$290,722
Nick Kirton	$91,896	$200,033	$291,929
Scott Price	$68,369	$200,033	$268,402
Ray Antony	$88,075	$200,033	$288,108
Gerald Macey	$11,110	$322,643	$333,753

(1)
Assumptions made in the valuation of stock options granted are discussed in Note 6 to Gran Tierra’s 2010 Consolidated Financial Statements. Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Each director received only one option grant award in 2010, the fair market value of which is reflected in the table

(2)
At December 31, 2010, the following directors held options to purchase the following number of shares:  Mr. Scott – 900,000 shares; Mr. Dawson – 0 shares; Mr. Johnson – 510,000 shares; Mr. Kirton – 385,000 shares; Mr. Price – 285,000 shares; Mr. Antony – 285,000 shares; and Mr. Macey – 100,000 shares.

On March 3, 2010, each of the above non-employee directors (other than Mr. Macey, who joined the Gran Tierra Board in August 2010) were granted an option to purchase 60,000 shares (75,000 shares in the case of Mr. Scott, Gran Tierra’s Chairman of the Board) of Gran Tierra common stock at an exercise price of $5.90, the fair market value on the date of grant.  Gran Tierra expects that in the future annual grants to its non-employee directors will continue to occur in the first quarter of the calendar year.

In 2010, Gran Tierra paid an annual fee of $25,136 to each director who serves on the Gran Tierra Board and an additional $35,190 for the Chairman of the Gran Tierra Board. Gran Tierra also paid an additional annual fee of $15,081 for each committee chair (except for the audit committee) and $10,054 for each committee member (except for the audit committee). The audit committee chair was paid an annual fee of $30,163 and each member was paid an annual fee of $15,081. In addition, a fee of $1,207 was paid for each board or committee meeting attended. Directors who are not Gran Tierra employees are eligible to receive awards under Gran Tierra’s 2005 and 2007 Equity Incentive Plan. Compensation arrangements with the directors who are also Gran Tierra employees are described in the preceding sections of this Proxy Statement under the heading “Gran Tierra Executive Compensation and Related Information.”

Certain Relationships and Related Transactions

Related Person Transactions Policy and Procedures

Gran Tierra discourages transactions with related persons.  The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and approving or disapproving any related person transactions, as defined under Regulation S-K, Item 404.  In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

Certain Related-Person Transactions

On August 3, 2010, Gran Tierra entered into a contract related to the drilling program in Peru with a company for which Mr. Dawson, a director of Gran Tierra until August 4, 2010, was a greater than 10% stockholder and director.  During the last quarter of 2010, Gran Tierra received services under this contract and as of December 31, 2010, had accrued expenditures for drilling activities performed by such drilling and services company in the amount of $800,000.  Mr. Dawson serves as CEO and Chairman of this drilling services company.  Mr. Dawson resigned as a director of Gran Tierra on August 3, 2010, effective August 4, 2010.

In February 2009, Gran Tierra entered into a sublease with Tuscany International Drilling Inc. (“Tuscany”) for the former corporate offices of Solana that Gran Tierra acquired as a result of the acquisition of Solana.  The term of the sublease runs from February 1, 2009 to August 31, 2011 and the sublease payment is $7,050 per month plus approximately $4,000 for operating and other expenses.  Mr. Scott, Chairman of the Board, is a member of the board of directors of Tuscany.   Mr. Scott did not participate in the discussion that led to the approval of the sublease, and the terms of the sublease are consistent with current market conditions in the Calgary real estate market.

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Nevada law and Gran Tierra’s Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

 The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders.    This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

 This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials.  A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker.  Direct your written request to Gran Tierra Energy Inc., Jason Crumley, Investor Relations Director, 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada or contact Martin Eden, Chief Financial Officer, at (403) 265-3221.  Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

 The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Martin Eden
Martin Eden
Chief Financial Officer

May 2, 2011

A copy of Gran Tierra’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2010 is available without charge upon written request to: Gran Tierra Energy Inc., 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada, Attention: Corporate Secretary.

VOTE BY INTERNET- www.proxyvote.com

GRAN TIERRA ENERGY INC. c/o Broadridge 5970 Chedworth Way Mississauga, ON L5R 4G5
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 27, 2011.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by our company in mailing future proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 27, 2011.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR the following:
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below
1.	Election of Directors Nominees.
		☐	☐	☐
01)	Dana Coffield
02)	Jeffrey Scott
03)	Verne Johnson
04)	Nicholas G. Kirton
05)	Ray Antony
06)	J. Scott Price
07)	Gerald Macey

The Board of Directors recommends that you vote FOR the following proposal:
2.	Proposal to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the proxy statement.	☐	FOR	☐	AGAINST	☐	ABSTAIN

The Board of Directors recommends that you vote for 3 YEARS on the following proposal:
3.	Proposal to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of Gran Tierra’s named executive officers.	☐	ONE YEAR	☐	TWO YEARS	☐	THREE YEARS	☐	ABSTAIN

The Board of Directors recommends that you vote FOR the following proposal:
4.
Proposal to ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of Gran Tierra Energy Inc. for its fiscal year ending December 31, 2011.
		☐	FOR	☐	AGAINST	☐	ABSTAIN

NOTE:  Directions to the annual meeting may be found at www.grantierra.com.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Signature (Joint Owners)

Date	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

GRAN TIERRA ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2011

The stockholders hereby appoint Martin Eden and Dana Coffield, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at  3:00 p.m. Mountain Time on June 28, 2011, at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5 Canada, and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR EACH OF PROPOSALS 2 AND 4, AND FOR 3 YEARS ON PROPOSAL 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD.

GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
GOLDSTRIKE EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc., a Nevada corporation (the “Company”), that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy, Inc., an Alberta corporation, and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”) has the right to instruct Olympia Trust Company (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 28, 2011 (the “Meeting”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Goldstrike Exchangeable Shares be voted as follows:

1.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.
2.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.
3.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Ray Antony as a director of the Company, to serve for the ensuing year and until his successor is elected.
4.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.
5.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.
6.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.
7.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Gerald Macey as a director of the Company, to serve for the ensuing year and until his successor is elected.
8. VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.
9.   VOTE FOR ONE YEAR _____ or FOR TWO YEARS _____ or FOR THREE YEARS _____ or ABSTAIN FROM VOTING _____to indicate, on an advisory basis, the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

10.    VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S GOLDSTRIKE EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

PLEASE SELECT ONE OF THE FOLLOWING:

☐            Direct the Trustee to Vote Goldstrike Exchangeable Shares

The holder hereby directs the Trustee to vote as indicated.

☐            Appointment of Company Management as Proxy

The Holder hereby appoints Martin Eden and Dana Coffield, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐           Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GOLDSTRIKE EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2011.	Signature of Holder

Name of Holder

Number of Goldstrike Exchangeable Shares Held

NOTES:

1.
This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Olympia Trust Company, 2300, 125 – 9th Avenue S.E., Calgary, Alberta T2G 0P6, or sent by facsimile to (403) 265-1455 Attention: W. Anne DeWaele, by 11:59 p.m. Calgary Time on June 24, 2011, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

2.	If this voting direction is not signed by the Holder of Goldstrike Exchangeable Shares, the votes to which the Holder of the Goldstrike Exchangeable Shares is entitled will not be exercised.

3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Goldstrike Exchangeable Shares are registered.

5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

6.
A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
SOLANA EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc. (the “Company”) that were issued in connection with the transaction between the former stockholders of Solana Resources Limited and the Company (the “Solana Exchangeable Shares  “) has the right to instruct Computershare Trust Company of Canada (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 28, 2011 (the “Meeting”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Solana Exchangeable Shares be voted as follows:

1.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.
2.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.
3.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Ray Antony as a director of the Company, to serve for the ensuing year and until his successor is elected.
4.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.
5.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.
6.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.
7.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Gerald Macey as a director of the Company, to serve for the ensuing year and until his successor is elected.
8. VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.
9.   VOTE FOR ONE YEAR _____ or FOR TWO YEARS _____ or FOR THREE YEARS _____ or ABSTAIN FROM VOTING _____to indicate, on an advisory basis, the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

10.   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S SOLANA EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

PLEASE SELECT ONE OF THE FOLLOWING:

☐         Direct the Trustee to Vote Solana Exchangeable Shares

The holder hereby directs the Trustee to vote as indicated.

☐         Appointment of Company Management as Proxy

The Holder hereby appoints Martin Eden and Dana Coffield, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐         Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR SOLANA EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2011.	Signature of Holder

Name of Holder

Number of Exchangeable Shares Held

NOTES:
1.
This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, 600, 530 - 8th Avenue SW Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. Eastern Time on June 24, 2011, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

2.	If this voting direction is not signed by the Holder of Solana Exchangeable Shares, the votes to which the Holder of the Solana Exchangeable Shares is entitled will not be exercised.

3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Solana Exchangeable Shares are registered.

5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

6.
A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.